UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2014

BLACKROCK KELSO CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2014, the Registrant issued a press release announcing its financial results for the third quarter ended September 30, 2014. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on November 6, 2014 announcing a transaction pursuant to which (i) BlackRock, Inc. (“BlackRock”) has entered into an agreement to acquire certain assets of BlackRock Kelso Capital Advisors LLC, the advisor to the Registrant, (ii) contingent upon the approval of stockholders of the Registrant, BlackRock will serve as investment manager to the Registrant and (iii) upon completion of the transaction, certain persons will be stepping down from their roles with the Registrant.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on November 6, 2014 announcing the declaration of a quarterly dividend of $0.21 per share. The dividend is payable on January 7, 2015 to stockholders of record as of December 24, 2014.

The press release also announced a transaction pursuant to which (i) BlackRock has entered into an agreement to acquire certain assets of BlackRock Kelso Capital Advisors LLC, the advisor to the Registrant, (ii) contingent upon the approval of stockholders of the Registrant, BlackRock will serve as investment manager to the Registrant and (iii) upon completion of the transaction, certain persons will be stepping down from their roles with the Registrant.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 8.01	OTHER EVENTS

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on November 6, 2014 announcing the declaration of a quarterly dividend of $0.21 per share. The dividend is payable on January 7, 2015 to stockholders of record as of December 24, 2014.

The press release also announced a transaction pursuant to which (i) BlackRock has entered into an agreement to acquire certain assets of BlackRock Kelso Capital Advisors LLC, the advisor to the Registrant, (ii) contingent upon the approval of stockholders of the Registrant, BlackRock will serve as investment manager to the Registrant and (iii) upon completion of the transaction, certain persons will be stepping down from their roles with the Registrant.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of November 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: November 6, 2014	By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of November 6, 2014